ELFUN FUNDS

Supplement Dated February 14, 2005

To Prospectus Dated April 30, 2004

The portfolio manager information on page 38 of the Prospectus with respect to Robert A. MacDougall is deleted in its entirety and replaced with the following:

Paul M. Colonna is a Senior Vice President of GE Asset Management. He leads a team of portfolio managers for the Elfun Income Fund and the fixed income portion of the Elfun Diversified Fund. Mr. Colonna has served in those capacities since January 2005. Prior to joining GE Asset Management, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.